PROSPECTUS SUPPLEMENT

March 22, 2024

for

The Guardian C+C Variable Annuity

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2007 for The Guardian C+C Variable Annuity issued through The Guardian Separate Account F. Special terms not defined herein have the meanings ascribed to them in the Prospectus.

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. have approved an agreement and plan of reorganization of each American Century VP fund into and with a substantially similar series and class of Lincoln Variable Insurance Products. Contingent on Shareholder approval, American Century VP Capital Appreciation Fund Class (the “Portfolio”) will be acquired by LVIP American Century Appreciation Fund Standard Class II (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), on or about April 26, 2024 (the “Transaction Date”). On the Transaction Date, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and contract owners with account value allocated to the Portfolio will receive shares of the same class of the Acquiring Portfolio.

Prior to the Transaction Date, you may change your premium payment allocations instructions and transfer your allocations of contract account value to any other available variable investment options, or the fixed-rate option, offered under the terms of your Contract. Any contract account value in the Contract that is allocated to the Portfolio at the close of business on the Transaction Date will be transferred to the Acquiring Portfolio. For 30 days following the Transaction Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to the Acquiring Portfolio to any other available variable investment options, or the fixed-rate option, free of charge. Transfers made due to the acquisition will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at The Guardian Insurance & Annuity Company, Inc., Individual Markets, Annuities P. O. Box 981592 El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectus for the Acquiring Portfolio or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above. Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the transaction. After the transaction you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Acquiring Portfolio.

Further, on and after the Transaction Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Transaction Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Transaction Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Transaction Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Transaction Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Transaction Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Transaction Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Acquiring Portfolio on the Transaction Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in force. As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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